Exhibit 10.3
SUPPLEMENTAL AGREEMENT NO. 17
to
PURCHASE AGREEMENT NUMBER 04815
between
THE BOEING COMPANY
and
UNITED AIRLINES, INC.
relating to
BOEING MODEL 787 AIRCRAFT
THIS SUPPLEMENTAL AGREEMENT No. 17 (SA-17) is entered into as of August 28, 2026 by and between The Boeing Company, a Delaware corporation, (Boeing) and United Airlines, Inc., a Delaware corporation, (Customer);
WHEREAS, Customer and Boeing entered into Purchase Agreement No. 04815 dated as of the 31st day of May of 2018 as amended and supplemented (Purchase Agreement), relating to the purchase and sale of Model 787 aircraft. This Supplemental Agreement is an amendment to the Purchase Agreement.
WHEREAS, solely to conform and further amend the Purchase Agreement to reflect Customer and Boeing’s agreement as follows:
(i)Customer’s purchase of *** 787-*** Aircraft arising from Customer’s *** in *** 787-*** Aircraft *** to the Purchase Agreement (SA-17 *** Aircraft) as follows:
a)*** will be *** and *** to the Purchase Agreement as Boeing model 787-*** aircraft; and
b)*** to the Purchase Agreement as a Boeing model 787-*** aircraft with the *** configuration.
(ii)Relative to *** Aircraft, this SA-17 will *** the aggregate quantity of available 787-*** Aircraft by a quantity of *** due to Customer’s *** in the SA-17 *** Aircraft.
UAL-PA-04815    SA-17    Page 1
BOEING / UNITED AIRLINES PROPRIETARY

(iii)*** of *** model 787-*** aircraft with the *** configuration to *** model 787-*** aircraft with the *** configuration.
(iv)Notwithstanding its current inclusion in “Table 1 *** 787-*** Aircraft”, (a) Customer has expressed its desire to *** configuration of the Boeing model 787-*** aircraft and Boeing has agreed to *** 787-*** aircraft configuration under mutually agreed terms for ***; and (b) the parties wish to make certain clarifications to the Exhibit A2 relative to the 787-*** Aircraft configuration.
NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:
1.Table of Contents.
The “Table of Contents” is deleted in its entirety and replaced with the attached “Table of Contents” (identified by “SA-17”).
2.Tables.
2.1.The Table 1 entitled “*** 787-*** Aircraft Delivery, Description, Price and ***” is deleted in its entirety and replaced with the similarly titled Table 1 (identified by a “SA-17” footer) to *** the available quantity of *** 787-*** Aircraft by *** a result of (i) *** into *** model 787-*** aircraft with the *** configuration from the *** 787-*** Aircraft configuration; and (ii) *** in *** Aircraft in the *** 787-*** Aircraft configuration.
2.2.The Table 1 entitled “*** 787-*** Aircraft Delivery, Description, Price and ***” (identified by a “SA-17” footer) is deleted in its entirety and replaced with the similarly titled Table 1 (identified by a “SA-17” footer) to *** the available quantity of *** 787-*** Aircraft by *** as a result of *** into *** model 787-*** aircraft with the *** configuration in lieu of the *** 787-*** Aircraft configuration.
2.3.The Table 1 entitled “*** 787-*** Aircraft with *** Engines Delivery, Description, Price and ***” is deleted in its entirety and replaced with the similarly titled Table 1 (identified by a “SA-17” footer) to *** the available quantity of Boeing model 787-*** aircraft by ***.
3.Exhibit and Letter Agreement Revisions.
3.1.Exhibit A2 titled “787-*** Aircraft Configuration” is deleted in its entirety and replaced with the similarly titled Exhibit A2 (identified by a “SA-17” footer) to make certain clarifications relative to the existing 787-*** Aircraft configuration.
3.2.Letter Agreement No. UAL-PA-04815-LA-1802897R5 is deleted in its entirety and replaced with Letter Agreement No. UAL-PA-04815-LA-1802897R6 entitled “*** Aircraft” (identified by “SA-17”) to *** the aggregate quantity of *** Aircraft by *** in Attachment A-1.
UAL-PA-04815    SA-17    Page 2
BOEING / UNITED AIRLINES PROPRIETARY

4.Miscellaneous.
Boeing and Customer agree that there is *** upon execution of this SA-17 as a result of the amendments set forth in this SA-17 due to the 787 ***.

The rest of the page is intentionally blank. Signature page follows.
UAL-PA-04815    SA-17    Page 3
BOEING / UNITED AIRLINES PROPRIETARY

The Purchase Agreement will be deemed supplemented to the extent provided herein as of the date hereof and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first written above.

THE BOEING COMPANY	UNITED AIRLINES, INC.
/s/ Irma L. Krueger	/s/ John Gebo
Signature	Signature

Irma. L. Krueger	John Gebo
Printed Name	Printed Name

Attorney-in-Fact	SVP Treasury, Fleet & Fuel
Title	Title

UAL-PA-04815    SA-17    Page 4
BOEING / UNITED AIRLINES PROPRIETARY

TABLE OF CONTENTS

ARTICLES		SA NUMBER
Article 1.	Quantity, Model and Description
Article 2.	Delivery Schedule
Article 3.	Price
Article 4.	Payment
Article 5.	Additional Terms
TABLE
1	787-*** Aircraft Delivery, Description, Price and *** (*** 787-*** Aircraft)	SA-6
1	*** 787 -*** Aircraft (Prior to *** Configuration) Delivery, Description, Price and *** 787-*** Aircraft)	SA-15
1	*** 787-*** Aircraft Delivery, Description, Price and ***	SA-15
1	*** 787-*** Aircraft Delivery, Description, Price and ***	SA-17
1	*** 787-*** Aircraft Delivery, Description, Price and ***	SA-16
1	*** 787-*** Aircraft Delivery, Description, Price and ***	SA-17
1	787-*** Aircraft Delivery, Description, Price and ***	SA-8
1	*** 787-*** Aircraft with *** Engines Delivery, Description, Price and ***	SA-17

EXHIBITS
A	787-*** Aircraft Configuration for the *** 787-*** Aircraft	SA-6
A	787-*** Aircraft Configuration for the *** Aircraft	SA-15
A	787-*** Aircraft *** Configuration	SA-16
TABLE OF CONTENTS, CONTINUED
EXHIBITS, continued		SA NUMBER
A2	787-*** Aircraft Configuration	SA-17
UAL-PA-04815    Table of Contents, Page 1 of 5     SA-17
BOEING / UNITED AIRLINES PROPRIETARY

B	Aircraft Delivery Requirements and Responsibilities
SUPPLEMENTAL EXHIBITS		SA NUMBER
AE1	*** Features for the 787 Aircraft
BFE1	BFE Variables 787-*** Aircraft for the *** Aircraft	SA-15
BFE1	BFE Variables *** 787-*** Aircraft	SA-15
BFE1	BFE Variables *** 787-*** Aircraft	SA-16
BFE1	BFE Variables 787-*** Aircraft	SA-6
CS1	Customer Support Document	SA-10
EE1	Engine ***, Engine Warranty and ***
SLP1	Service Life Policy Components
LETTER AGREEMENTS		SA NUMBER
LA-1802882	Special Matters Relating to COTS Software and End User License Agreements
LA-1802883	Installation of Cabin Systems Equipment
LA-1802884	Model 787 Post-Delivery Software & Data Loading
LA-1802885R2	Aircraft Model ***	SA-13
	Attachment A, 787-*** with ***	SA-12
	Attachment B, 787-***	SA-12
	Attachment C, 787-*** Airframe *** Aircraft with ***	SA-12
LA-1802886R8	Special Matters	SA-16
LA-1802887	***
TABLE OF CONTENTS, CONTINUED
LETTER AGREEMENTS		SA NUMBER
LA-1802888	*** for 787-*** Aircraft
LA-1802889	Demonstration Flight Waiver
LA-1802890	Privileged and Confidential Matters
LA-1802891R3	***	SA-15
UAL-PA-04815    Table of Contents, Page 2 of 5     SA-17
BOEING / UNITED AIRLINES PROPRIETARY

LA-1802892	787 Special Terms – Seats
LA-1802893	AGTA Matters
LA-1802894	Assignment Matters
LA-1802895R7	*** Matters	SA-15
LA-1802896	Model 787 e- Enabling
LA-1802897R6	*** Aircraft	SA-17
	Attachment A-1: 787-*** with ***	SA-17
LA-1907123	Other Special Matters	SA-5
LA-2000321	*** Rights for Certain 787 Aircraft	SA-6
LA-2000325R1	*** for 787-*** Aircraft	SA-12
LA-2000327	*** for 787-*** Aircraft	SA-6
LA-2000341	CS1 Special Matters	SA-6
LA-2000366R1	*** for 787-*** Aircraft	SA-12
LA-2001835R1	Certain Special Matters	SA-8
LA-22004030R1	*** Rights for *** 787-*** Aircraft	SA-11
LA-22006156R1	787 ***	SA-13
LA-22006204R1	787 Delivery *** Matters	SA-13
TABLE OF CONTENTS, CONTINUED
LETTER AGREEMENTS		SA NUMBER
LA-22006226	Training Support	SA-12
LA-22006285	***	SA-12
LA-22006311R2	787 Open Matters	SA-16
LA-23005341R1	Special Matters – SA-13 *** 787 Aircraft	SA-15
LA-2505473	787 ***	SA-15

UAL-PA-04815    Table of Contents, Page 3 of 5     SA-17
BOEING / UNITED AIRLINES PROPRIETARY

UAL-PA-04815    Table of Contents, Page 4 of 5     SA-17
BOEING / UNITED AIRLINES PROPRIETARY

SUPPLEMENTAL AGREEMENTS	DATED AS OF
Supplemental Agreement No. 1 . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . September 25, 2018
Supplemental Agreement No. 2 . . . . . . . . . . . .	. . . . . . . . . . . . . . . . November 1, 2018
Supplemental Agreement No. 3 . . . . . . . . . . . .	. . . . . . . . . . . . . . . . December 12, 2018
Supplemental Agreement No. 4 . . . . . . . . . . . .	. . . . . . . . . . . . . . . . April 26, 2019
Supplemental Agreement No. 5. . . . . . . . . . . .	. . . . . . . . . . . . . . . . October 31, 2019
Supplemental Agreement No. 6. . . . . . . . . . . .	. . . . . . . . . . . . . . . . February 7, 2020
Supplemental Agreement No. 7. . . . . . . . . . . .	. . . . . . . . . . . . . . . . March 20, 2020
Supplemental Agreement No. 8 . . . . . . . . . . .	. . . . . . . . . . . . . . . . June 30, 2020
Supplemental Agreement No. 9 . . . . . . . . . . .	. . . . . . . . . . . . . . . . February 26, 2021
Supplemental Agreement No. 10 . . . . . . . . . . .	. . . . . . . . . . . . . . . August 25, 2022
Supplemental Agreement No. 11 . . . . . . . . . . .	. . . . . . . . . . . . . . . September 27, 2022
Supplemental Agreement No. 12 . . . . . . . . . . .	. . . . . . . . . . . . . . . December 12, 2022
Supplemental Agreement No. 13 . . . . . . . . . . .	. . . . . . . . . . . . . . . September 28, 2023
Supplemental Agreement No. 14 . . . . . . . . . . .	. . . . . . . . . . . . . . . October 24, 2024
Supplemental Agreement No. 15 . . . . . . . . . . .	. . . . . . . . . . . December 30, 2025
Supplemental Agreement No. 16 . . . . . . . . . . .	. . . . . . . . . . . April 30, 2026
Supplemental Agreement No. 17 . . . . . . . . . . .	. . . . . . . . . . . August 28, 2026

UAL-PA-04815    Table of Contents, Page 5 of 5     SA-17
BOEING / UNITED AIRLINES PROPRIETARY

Table 1 to Purchase Agreement No. 04815
*** 787-*** Aircraft Delivery, Description, Price and ***
(787-***)

Airframe Model/MTOW:	787-***	*** pounds	1	Aircraft Configuration Specification:	***
Engine Model/Thrust:	***	*** pounds	2	Airframe Price Base Year/*** Formula:	***	***
Airframe Price:	***	Engine Price Base Year/*** Formula:	***	***
*** Features:	***	3
Sub-Total of Airframe and Features:	***	Airframe *** Data:
Engine Price (Per Aircraft):	***	2	Base Year Index (ECI):	***
Aircraft Basic Price (Excluding BFE/SPE):	***	Base Year Index (CPI):	***
Buyer Furnished Equipment (BFE) Estimate:	***	Engine *** Data:
Seller Purchased Equipment (SPE)	***	3	Base Year Index (ECI):	***
Deposit per Aircraft:	***	4	Base Year Index (CPI):	***

# of Aircraft	*** Change	Contract Delivery ***	Number of Aircraft	**** Factor (Airframe)	*** Factor (Engine)	*** Forecast	Manufacturer Serial Number##	*** Estimate *** Base Price Per A/P	*** (Amts. Due/*** Prior to Delivery):
***	***	***	***
***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***
***	Total:	***
[1] ***
[2] ***
[3] ***
[4] ***
## Manufacturer Serial Numbers identified above ***.
! - ***.

UAL-PA-04815 APR 125312 - *** 787-*** Aircraft	Boeing / United Airlines Proprietary	787-*** Table 1: SA-17, Page 1

Table 1 to Purchase Agreement No. 04815
*** 787-*** Aircraft Delivery, Description, Price and ***
(787-***)

Airframe Model/MTOW:					787-***	*** pounds	1		Aircraft Configuration Specification:		***
Engine Model/Thrust:					***	*** pounds	2		Airframe Price Base Year/*** Formula:		***	***
Airframe Price:						***			Engine Price Base Year/*** Formula:		***	***
*** Features:						***	3
Sub-Total of Airframe and Features:						***			Airframe *** Data:
Engine Price (Per Aircraft):						***	2		Base Year Index (ECI):		***
Aircraft Basic Price (Excluding BFE/SPE):						***			Base Year Index (CPI):		***
Buyer Furnished Equipment (BFE) Estimate:						***			Engine *** Data:
Seller Purchased Equipment (SPE)						***	3		Base Year Index (ECI):		***
Deposit per Aircraft:						***	4		Base Year Index (CPI):		***

# of *** Aircraft	*** Changes	***	Contract Delivery ***	Number of Aircraft	**** Factor (Airframe)	*** Factor (Engine)	*** Forecast	Manufacturer Serial Number##	*** Estimate *** Base Price Per A/P	*** (Amts. Due/*** Prior to Delivery):
									***	***	***	***
									***	***	***	***
***	***	***	***	***	***	***	***	***	*** ***	***	***	***
	***		Total:	***
[1] ***
[2] ***
[3] ***
[4] ***
## Manufacturer Serial Numbers identified above ***.
***

UAL-PA-04815 APR 126761 - *** 787-*** Aircraft	Boeing / United Airlines Proprietary	787-*** Table 1: SA-17 Page 1

Table 1 to Purchase Agreement No. 04815
*** 787-*** Aircraft Delivery, Description, Price and ***
(787-***)

Airframe Model/MTOW:					787-***		*** pounds	1		Aircraft Configuration Specification:		***
Engine Model/Thrust:					***		*** pounds	2		Airframe Price Base Year/*** Formula:		***	***
Airframe Price:							***			Engine Price Base Year/*** Formula:		***	***
*** Features:							***	3
Sub-Total of Airframe and Features:							***			Airframe *** Data:
Engine Price (Per Aircraft):							***	2		Base Year Index (ECI):		***
Aircraft Basic Price (Excluding BFE/SPE):							***			Base Year Index (CPI):		***
Buyer Furnished Equipment (BFE) Estimate:							***			Engine *** Data:
Seller Purchased Equipment (SPE)							***	3		Base Year Index (ECI):		***
Deposit per Aircraft:							***	4		Base Year Index (CPI):		***

# of Aircraft	# of *** Aircraft	*** Changes	***	Contract Delivery ***	Number of Aircraft	**** Factor (Airframe)	*** Factor (Engine)	*** Forecast	Manufacturer Serial Number##	*** Estimate *** Base Price Per A/P	*** (Amts. Due/*** Prior to Delivery):
										***	***	***	***
										***	***	***	***
***	***		***	***	***	***	***	***	***	*** ***	***	***	***
		***		Total:	***
[1] ***
[2] ***
[3] ***
[4] ***
## Manufacturer Serial Numbers identified above ***

Airframe Model/MTOW:	787-***	*** pounds	1	Aircraft Configuration Specification:	***
Engine Model/Thrust:	***[1]	*** pounds	2	Airframe Price Base Year/*** Formula:	***	***
Airframe Price:		***		Engine Price Base Year/*** Formula:	***	***

UAL-PA-04815 APR 126760 - *** 787-*** Aircraft	Boeing / United Airlines Proprietary	787-*** Table 1: SA-17, Page 1

Table 1 to Purchase Agreement No. 4815
***3 787-*** Aircraft with *** Engines Delivery, Description, Price and ***
(787-***)

*** Features:	***	3	Airframe *** Data:
Sub-Total of Airframe and Features:	***	Base Year Index (ECI):	***
Engine Price (Per Aircraft) :	***	2	Base Year Index (CPI):	***
Aircraft Basic Price (Excluding BFE/SPE):	***	Engine *** Data:
Buyer Furnished Equipment (BFE) Estimate:	***	Base Year Index (ECI):	***
Seller Purchased Equipment (SPE)	***	3	Base Year Index (CPI):	***
Deposit per Aircraft:	***	4	***

# of Aircraft	***	Delivery Date	Number of Aircraft	*** Factor (Airframe)	*** Factor (Engine)	*** Forecast	Manufacturer Serial Number##	*** Estimate *** Base Price Per A/P	*** (Amts. Due/*** Prior to Delivery):
***	***	***	***
***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***
***	Total:	***
[1] ***
[2] ***
[3] ***
[4] ***
## Manufacturer Serial Numbers identified above ***.
! - ***

*** APR-125267	BOEING / UNITED AIRLINES PROPRIETARY	787-*** with *** Engines Table 1 (SA-17), Page 1

787-*** AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

UNITED AIRLINES, INC.

Exhibit A2 to Purchase Agreement Number 04815 for

787-*** Aircraft with *** Engines

P.A. No. 04815    A2    SA-17
    BOEING / UNITED AIRLINES PROPRIETARY

Exhibit A2 to
Purchase Agreement No. 04815

AIRCRAFT CONFIGURATION

relating to

BOEING MODEL 787-*** AIRCRAFT

The Detail Specification is Boeing document entitled Detail specification D019E001UAL81P-1-TBD. (The designator is TBD due to the Detail Specification being aligned by manufacturer serial number (MSN), e.g., for the 787-*** aircraft ***, the Detail Specification is number D019E001UAL81P-1-40936, Rev (New)). The Detail Specification provides further description of Customer’s configuration set forth in this Exhibit A and will be *** as amended to incorporate the optional features (***) listed below, including the effects on *** and ***. The *** reflects and includes all effects of such *** except such *** does not include the *** of any Buyer Furnished Equipment or Seller Purchased Equipment. As soon as practicable, Boeing will furnish to Customer copies of the Detail Specification, which copies will reflect ***.

***

P.A. No. 04815    A2-2    SA-17
BOEING / UNITED AIRLINES PROPRIETARY

Exhibit A2 to
Purchase Agreement No. 04815

*** Number	Title	*** Price/787-*** Aircraft (Purchase Agreement No. 3860) ***$	*** Price/787-*** Aircraft (Purchase Agreement 787-*** Table 1s) ***$
***	***	***	***
***	TOTALS:	***	***

P.A. No. 04815    A2-3    SA-17
BOEING / UNITED AIRLINES PROPRIETARY

    The Boeing Company
    P.O. Box 3707
    Seattle, WA 98124 2207

UAL-PA-04815-LA-1802897R6
United Airlines, Inc.
233 South Wacker Drive
Chicago, Illinois 60606
Subject:    *** Aircraft
Reference:    Purchase Agreement 04815 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 787 aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement. This Letter Agreement supersedes and replaces in its entirety Letter Agreement UAL-PA-04815-LA-1802897R5 dated April 30, 2026.
Boeing agrees to manufacture and sell to Customer additional Boeing model 787-*** aircraft (collectively and each an *** Aircraft) in accordance with the terms of this Letter Agreement. The model, delivery *** per aircraft and *** schedule are listed in Attachment A-1.
1.Aircraft Description and Changes.
1.1Aircraft Description: The *** Aircraft are described by the Detail Specification listed in Attachment A-1, and are subject to the items in Section 1.2 below.
1.2Changes: The Detail Specification will be revised to include:
(i)Changes applicable to the *** Model 787 aircraft which are developed by Boeing between the date of the Detail Specification and the signing of the definitive agreement to purchase the *** Aircraft and notified to Customer;
(ii)Changes required to obtain required regulatory certificates; and
(iii)Changes mutually agreed upon.
P.A. No. 04815        SA-17
UAL-PA-04815-LA-1802897R6, *** Aircraft    Page 1
BOEING / UNITED AIRLINES PROPRIETARY

2.Price.
2.1.The *** of the *** Aircraft are listed in Attachment A-1 to this Letter Agreement.
2.2.***.
2.2.1.***. The *** that will be identified in the definitive agreement for the *** Aircraft will equal (i) the *** as of the date of execution of the Purchase Agreement for the ***, and (ii) for any changes incorporated between the date of execution of the Purchase Agreement for the *** and the date of execution of the definitive agreement for the *** Aircraft, the *** associated with such changes will be those first published by Boeing ***.  For the avoidance of doubt, *** that are not published by Boeing as of the date of execution of the Purchase Agreement for the *** will be *** to the same *** as the *** for the *** in accordance with *** Boeing uses ***.  The *** for the *** Aircraft will *** in accordance with Supplemental Exhibit AE1 of the Purchase Agreement.  Boeing represents that the *** provided in this Section 2.2 are consistent with the terms of Letter Agreement 6-1162-KKT-080R2, including as may subsequently be amended.
2.2.2.***. The *** for each *** Aircraft will be *** on the same basis as the Aircraft and will *** for *** in accordance with the terms set forth in Supplemental Exhibit AE1 of the Purchase Agreement.
2.2.3.***. The ***, listed in Supplement Exhibit EE1 to the Purchase Agreement, have been *** to the *** of scheduled delivery using *** listed in the Attachment A-1 to this Letter Agreement. The *** will be *** by the *** prior to the signing of a definitive agreement for the *** Aircraft.
2.2.4.***. The *** of the *** Aircraft will *** to the *** as of the date of execution of the definitive agreement for the *** Aircraft unless the *** agrees to the ***.
3.Payment.
3.1 Customer will pay a *** to Boeing in the amount shown in Attachment A-1 for each *** Aircraft (***), on the date of this Letter Agreement. If Customer *** an ***, the *** will be *** against the *** for such *** Aircraft. If Customer does not *** an ***, Boeing will retain the *** for that *** Aircraft and apply it, ***, then the *** may be applied to *** for Boeing *** and ***.
3.2 If Customer *** its *** to acquire an *** Aircraft, *** in the amounts and at the times listed in Attachment A-1 will be *** for that *** Aircraft, subject to the terms of the *** Matters LA-1802895R6 (as may be supplemented and amended from time to time). The *** of the Aircraft Price for that *** Aircraft will be paid ***.
P.A. No. 04815        SA-17
UAL-PA-04815-LA-1802897R6, *** Aircraft    Page 2
BOEING / UNITED AIRLINES PROPRIETARY

4.***.
4.1.Customer may *** by giving written notice to Boeing (Customer Notice) in accordance with the following terms:
4.1.1.For *** Aircraft contracted for delivery after *** but not later than ***:
4.1.1.1.Provision of Customer Notice to Boeing for such *** Aircraft is due no later than *** prior to the first business day of the applicable delivery *** listed in Attachment A-1.
4.1.2.For *** Aircraft contracted for delivery from *** and on:
4.1.2.1.Provision of Customer Notice to Boeing for *** Aircraft contracted for delivery in a *** that is prior to *** of each ***, is due no later than *** prior to the first business day of the applicable delivery *** listed in Attachment A-1.
4.1.2.2.Provision of Customer Notice to Boeing for *** Aircraft contracted for delivery in a *** that is after *** of each *** is due no later than:
(i)    *** prior to the first business day of the applicable delivery *** listed in Attachment A-1 or;
(ii) *** prior to the first business day of the applicable delivery *** listed in Attachment A-1, subject to ***.
    Notwithstanding the foregoing, Customer may elect to not *** an *** Aircraft described in this Section 4.1.2.2 by providing written notice to Boeing at any time during the period from *** prior to the first business day of the applicable delivery *** listed in Attachment A-1 to *** prior to the first business day of the applicable delivery *** listed in Attachment A-1. In the event Customer provides such notice, Boeing will retain the *** for such *** Aircraft and apply it to future *** in accordance with Section 3.1 above.
4.2.For the avoidance of doubt, any *** Aircraft for which Customer has *** its rights under this Letter Agreement shall be considered an Aircraft for purposes of the Purchase Agreement.
4.3.Certain *** Aircraft added to this Letter Agreement pursuant to SA-13 to the Purchase Agreement are classified as “*** Aircraft”, as further noted in Attachment A-1. For each *** Aircraft that Customer *** purchase, such *** Aircraft will be added to the Purchase Agreement as a “SA-13 *** 787 Aircraft” and will be subject to the terms contained in letter agreement no. UAL-PA-04815-LA-23005341 entitled “Special Matters – SA-13 *** Aircraft”.
4.4.The *** Aircraft in Attachment A-1 are scheduled by ***. Upon *** of an *** Aircraft, Boeing may, upon written notice to Customer, *** the scheduled delivery *** shown in Attachment A-1 by ***, provided such notice is given *** before the scheduled delivery *** for *** Aircraft specified in Section 4.1.1, *** before the scheduled delivery
P.A. No. 04815        SA-17
UAL-PA-04815-LA-1802897R6, *** Aircraft    Page 3
BOEING / UNITED AIRLINES PROPRIETARY

*** for *** Aircraft specified in Section 4.1.2.1, and *** before the scheduled delivery *** for *** Aircraft specified in Section 4.1.2.2; provided further, that Boeing ***. Any such *** will amend the *** Aircraft delivery schedule and all other applicable terms and conditions will be *** accordingly. *** (as defined in Section 7.1 of the AGTA) or *** (as defined in Letter Agreement UAL-PA-04815-LA-2505473, entitled “787 ***”), and all applicable terms and conditions set forth in the Purchase Agreement, (e.g., *** and *** and ***) shall be aligned to such *** delivery ***.
5.Contract Terms.
Boeing and Customer will use their best efforts to reach a definitive agreement for the purchase of an *** Aircraft, including the terms and conditions contained in this Letter Agreement, in the Purchase Agreement, and other terms and conditions as may be agreed upon to add the *** Aircraft to the Purchase Agreement as an Aircraft. If the parties have not entered into a definitive agreement within *** following ***, either party *** the purchase of *** Aircraft by giving written notice to the other within ***. If Customer and Boeing *** into such definitive agreement and *** Aircraft, Boeing will (i) *** the *** for that *** Aircraft; (ii) apply *** by Customer on any Boeing aircraft as ***; and (iii) except as expressly provided herein, have no further obligation with respect to *** Aircraft.
6.Assignment.
Except as provided in Letter Agreement No. UAL-PA-04815-LA-1802894, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or in part.
7.Confidential Treatment.
    Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-04815-LA-1802890.

Attachments: Attachment A-1: 787-***: *** Aircraft Delivery, Description, Price and ***

P.A. No. 04815        SA-17
UAL-PA-04815-LA-1802897R6, *** Aircraft    Page 4
BOEING / UNITED AIRLINES PROPRIETARY

Very truly yours, THE BOEING COMPANY By: /s/ Irma L. Krueger Its: Attorney in Fact
P.A. No. 04815        SA-17
UAL-PA-04815-LA-1802897R6, *** Aircraft    Page 5
BOEING / UNITED AIRLINES PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	August 21, 2026

UNITED AIRLINES, INC.
/s/ John Gebo
By:	John Gebo

Its:	SVP Treasury, Fleet & Fuel

P.A. No. 04815        SA-17
UAL-PA-04815-LA-1802897R6, *** Aircraft    Page 6
BOEING / UNITED AIRLINES PROPRIETARY

Attachment A-1 to Letter Agreement 04815-LA-1802897R6 Entitled "*** Aircraft"
787-*** Aircraft Delivery, Description, Price and ***
(787-***)

Airframe Model/MTOW:			787-***	*** pounds	1					Aircraft Configuration Specification:		***
Engine Model/Thrust:			***	*** pounds	2					Airframe Price Base Year/*** Formula:		***	***
Airframe Price:				***						Engine Price Base Year/*** Formula:		***	***
*** Features:				***	3
Sub-Total of Airframe and Features:				***						Airframe *** Data:
Engine Price (Per Aircraft):				***	2					Base Year Index (ECI):		***
Aircraft Basic Price (Excluding BFE/SPE):				***						Base Year Index (CPI):		***
Buyer Furnished Equipment (BFE) Estimate:				***						Engine *** Data:
Seller Purchased Equipment (SPE)				***	3					Base Year Index (ECI):		***
Deposit per Aircraft:				***	4					Base Year Index (CPI):		***

# of Aircraft	***	Contracted Delivery ***	Number of Aircraft	*** Factor (Airframe)	*** Factor (Engine)	*** Forecast	Unique *** Characteritics, if Any	Leadtime in ***	*** Expiration Date	*** Estimate *** Base Price Per A/P	*** (Amts. Due/*** Prior to Delivery):
										***	***	***	***
										***	***	***	***
***		***	***	***	***	***	***	***	***	*** ***	***	***	***
	***		***

APR 126760-1O.txt	Boeing / United Airlines Proprietary	SA-17 Att A to LA-1802897R6 *** Aircraft, Page 1

Attachment A-1 to Letter Agreement 04815-LA-1802897R6 Entitled "*** Aircraft"
787-*** Aircraft Delivery, Description, Price and ***
(787-***)

Notes / Other Information:
[1] ***
[2] ***
[3] ***
The quantity of *** Aircraft other than *** Aircraft are as follows:

***	***
***	***
***	***
***	***

The quantity of *** Aircraft are as follows:

***	***
***	***
***	***
***	***

The quantity of *** Aircraft PLUS *** Aircraft is as follows:

***	***
+ ***

APR 126760-1O.txt	Boeing / United Airlines Proprietary	SA-17 Att A to LA-1802897R6 *** Aircraft, Page 2